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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2004


                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                             0-31641                      31-1210318
- ----------------               ---------------------             --------------
(STATE OR OTHER                (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                 NUMBER)
ORGANIZATION)


                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure contained in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this Current Report on Form 8-K is incorporated in this Item
1.01 by reference.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 3, 2004, Superconductive Components, Inc. (the "Company") entered into a loan agreement (the "Loan Agreement"), dated as of November 3, 2004, by and between the Company, as Borrower, and Mr. Robert H. Peitz, as Lender. Mr. Peitz currently serves as a director on the Company's Board of Directors.

         Among other things, the Loan Agreement provides for the following:

         o The Company will be able to draw upon a $200,000 credit line in increments of $50,000.

         o Interest on the outstanding balance will be compounded monthly at an interest rate equal to 2% in excess of the Prime Commercial Rate in effect at Huntington National Bank, Columbus, Ohio. Interest will accrue and compound monthly and will be payable November 1, 2005, unless the Company chooses to pay it earlier.

         o        The accrued interest and outstanding principal owed on the
                  Note is payable on November 1, 2005, but the Company may repay it earlier on 15 days prior written notice to Mr. Peitz.

         o In partial consideration for the Note, the Company granted warrants to Mr. Peitz to purchase up to 5,000 shares of the Company's common stock, without par value, for the price of $2.50 per share, exercisable until November 1, 2009, for each $50,000 advance made to the Company. Mr. Peitz will be able to purchase up to 20,000 shares of the Company's common stock if the aggregate amount of $200,000 is advanced. As of November 3, 2004, the Company has requested and received an advance of $100,000 under the Note.

         o        The Loan Agreement contains customary default provisions.

         o Borrowings under the Loan Agreement will be secured by substantially all of the Company's assets.

         o Mr. Peitz will have the option to convert the loan balance to equity at any time prior to repayment if the Company obtains any equity financing equal to or in excess of $200,000 on the same terms.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERCONDUCTIVE COMPONENTS, INC.


Date:   November 9, 2004              By: /s/ Daniel Rooney
                                          ----------------------------
                                          Daniel Rooney
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.                               Description

10.1     *        Revolving Note dated as of November 3, 2004 by and between the Company and Mr. Robert H. Peitz.


- -------------------
*  Filed with this report.



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